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                                  Exhibit 10.1

                   LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V. C/O
                          LIONBRIDGE TECHNOLOGIES, INC.
                                950 Winter Street
                                Waltham, MA 02154

                                  May 14, 2002

Capital Resource Lenders III, L.P.
85 Merrimac Street, Suite 200
Boston, MA 02114

CRP Investment Partners III, L.L.C.
85 Merrimac Street, Suite 200

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Boston, MA 02114

Ladies and Gentlemen:

     You and we are parties to (a) that certain Senior Subordinated Note Purchase Agreement by and between Capital Resource Lenders III, L.P. ("CRL") and Lionbridge Technologies Holdings, B.V. (the "Company") dated as of February 26, 1999, as amended by those certain letter agreements, dated as of August 19, 1999, March 27, 2001 and December 31, 2001, by and among the Company, CRL, Morgan Stanley Venture Capital Fund II Annex, L.P. and Morgan Stanley Venture Investors Annex, L.P. (as amended, the "CRL Purchase Agreement"), (b) the 12% Senior Subordinated Note of the Company in favor of CRL, dated February 26, 1999 (the "CRL Note") and (c) that certain letter agreement, dated as of February 27, 1999, by and between CRL and the Company, whereby the Company consented to the sale by CRL to CRP Investment Partners III, L.L.C. ("CRP IP III") of a portion of the economic interest in the CRL Note.

     For good and valuable consideration, the Company, CRP IP III and CRL hereby agree as follows:

     The CRL Purchase Agreement is hereby amended as follows, effective immediately:

     (a) Section 2.06(b) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(b) Required Redemptions in the Event of a Qualifying Liquidity Event. In the event of a Qualifying Liquidity Event, the Company agrees to redeem, without premium, (i) fifty percent (50%) of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the closing of such Liquidity Event, and (ii) the remaining amount of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on or before April 30, 2004."

     In consideration of the foregoing and in consideration of amending pursuant to a letter agreement dated as of the date hereof the term of those notes issued by Lionbridge Technologies, Inc., the Company hereby agrees that on the date hereof, the Company shall (i) issue a warrant to CRL exercisable for up to 398,900 shares of common stock of the Company; (ii) issue a warrant to CRP IP III exercisable for up to 1,100 shares of common stock of the Company; (iii) pay the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, counsel to CRL and CRP IP III, arising in connection with the execution of this Agreement; and (iv) pay such other reasonable fees and expenses as are incurred by CRL and CRP IP III in connection with the execution of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

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          In witness whereof, the parties have caused this letter agreement to be executed as of the date first above written.

                                          Very truly yours,

                                          LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


Accepted and Agreed:

CAPITAL RESOURCE LENDERS III, L.P.

By:  Capital Resource Partners III, L.L.C.
      General Partner


By:
   ---------------------------------------
Name:
     -------------------------------------
     Member


CRP INVESTMENT PARTNERS III, L.L.C.


By:
   ---------------------------------------
Name:
     -------------------------------------
     Manager

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